SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) March 5, 2003
                             (February 12, 2003)


                             RITE AID CORPORATION
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            (Exact name of registrant as specified in its charter)


  Delaware                            1-5742                     23-1614034
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(State or Other Jurisdiction        (Commission                (IRS Employer
  of Incorporation)                 File Number)            Identification No.)


30 Hunter Lane, Camp Hill, Pennsylvania                            17011
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code     (717) 761-2633
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                                     None
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         (Former Name or Former Address, if Changed Since Last Report)


Item 5. Other Events.

On February 6, 2003, Rite Aid Corporation issued a Current Report on Form 8-K, which included a press release of the same date as Exhibit 99.1, announcing the terms of an offering of $300 million of its 9 1/2% senior secured notes due 2011. As described in the February 6, 2003 8-K and press release, on February 12, 2003, Rite Aid Corporation issued $300 million of its 9 1/2% senior secured notes due 2011.


As described in the February 6, 2003 8-K and press release, in conjunction with the offering, Rite Aid redeemed all $149.5 million aggregate principal amount of its senior secured (shareholder) notes due 2006. Also as described in the February 6, 2003 8-K and press release, the net proceeds of the offering were used to retire $118.6 million of Rite Aid's 6.0% fixed-rate senior notes due 2005 and the remainder of the net proceeds will be used for general corporate purposes, which may include capital expenditures and additional repayments or repurchases of its outstanding indebtedness.


The notes due 2011 have not been registered under the Securities Act and may not be offered or sold in the United States without registration or an applicable exemption of registration requirements.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

4.1 Indenture dated as of February 12, 2003, among Rite Aid Corporation, as Issuer, each of the Subsidiary Guarantors named therein, and BNY Midwest Trust Company, as Trustee relating to Rite Aid's 9 1/2% Senior Secured Notes due 2011.


10.1 Purchase Agreement dated as of February 5, 2003, by and between Rite Aid Corporation, the Subsidiary Guarantors named therein, Salomon Smith Barney Inc., J.P. Morgan Securities Inc, Credit Suisse First Boston LLC, and Fleet Securities, Inc., as the initial purchasers of Rite Aid's 9 1/2% Senior Secured Notes due 2011.


10.2 Exchange and Registration Rights Agreement dated as of February 12, 2003, by and between Rite Aid Corporation, the Subsidiary Guarantors named therein, Salomon Smith Barney Inc., J.P. Morgan Securities Inc, Credit Suisse First Boston LLC, and Fleet Securities, Inc., as initial purchasers, for the benefit of the holders of Rite Aid's 9 1/2% Senior Secured Notes due 2011.


                                  SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       RITE AID CORPORATION



Dated:   March 4, 2003                 By: /s/ Robert B. Sari
                                           ------------------------------------
                                           Name:  Robert B. Sari
                                           Title: Senior Vice President,
                                                  General Counsel and Secretary

                                 EXHIBIT INDEX
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Exhibit No.              Description
-----------              -----------

4.1 Indenture dated as of February 12, 2003, among Rite Aid Corporation, as Issuer, each of the Subsidiary Guarantors named therein, and BNY Midwest Trust Company, as Trustee relating to Rite Aid's 9 1/2% Senior Secured Notes due 2011.


10.1 Purchase Agreement dated as of February 5, 2003, by and between Rite Aid Corporation, the Subsidiary Guarantors named therein, Salomon Smith Barney Inc., J.P. Morgan Securities Inc, Credit Suisse First Boston LLC, and Fleet Securities, Inc., as the initial purchasers of Rite Aid's 9 1/2% Senior Secured Notes due 2011.


10.2 Exchange and Registration Rights Agreement dated as of February 12, 2003, by and between Rite Aid Corporation, the Subsidiary Guarantors named therein, Salomon Smith Barney Inc., J.P. Morgan Securities Inc, Credit Suisse First Boston LLC, and Fleet Securities, Inc., as initial purchasers, for the benefit of the holders of Rite Aid's 9 1/2% Senior Secured Notes due 2011.